SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 23, 2003

PERINI CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(508) 628-2000
(Registrant's telephone number, including area code)

        The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding Perini Corporation’s (the “Company”) or its management’s expectations, hopes, beliefs, intentions or strategies regarding the future. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the continuing validity of the underlying assumptions and estimates of total forecasted project revenues, costs and profits and project schedules; the outcomes of pending or future litigation, arbitration or other dispute resolution proceedings; the availability of borrowed funds on terms acceptable to the Company; the ability to retain certain members of management; the ability to obtain surety bonds to secure its performance under construction contracts; possible labor disputes or work stoppages within the construction industry; changes in federal and state appropriations for infrastructure projects; possible changes or developments in worldwide or domestic political, social, economic, business, industry, market and regulatory conditions or circumstances; and actions taken or not taken by third parties including the Company’s customers, suppliers, business partners and competitors and legislative, regulatory, judicial and other governmental authorities and officials. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5. Other Events and Regulation FD Disclosure

        Historically, management has evaluated Perini Corporation’s (the “Company’s”) operating results based on two reportable segments: building and civil. During the fourth quarter of 2003, the Company adjusted the responsibilities of certain of its executive officers and, in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” the Company reevaluated the criteria for determining its reportable segments. Management has determined that a third business segment, management services, will be included as a reportable segment prospectively to align the Company’s reportable segments with current management responsibilities. Previously, the Company’s management services operations were included as part of the Company’s building segment. The management services segment will aggregate contracts that have a higher than normal geopolitical and operational risk and a corresponding potential for greater than normal gross margin volatility. The required reporting segment information to reflect this change for the nine months ended September 30, 2003 and 2002, and for each of the years ended December 31, 2002, 2001 and 2000 are set forth below (in thousands). The information contained in this Current Report on Form 8-K has not been audited by the Company’s independent auditors.

Nine Months Ended
September 30, 2003                              Reportable Segments
                          --------------------------------------------------------------
                                                          Management                                      Consolidated
                            Building        Civil          Services         Totals       Corporate           Totals
                          -------------  ------------   ---------------  -------------  -------------  ----------------
Revenues                   $   629,305    $  134,507       $   109,639    $   873,451       $      -       $   873,451
Income from Operations           9,228         1,684            11,389         22,301         (6,149)*          16,152
Assets                         163,055       245,573            23,618        432,246          32,166          464,412

Nine Months Ended
September 30, 2002                             Reportable Segments
                          --------------------------------------------------------------
                                                          Management                                      Consolidated
                            Building        Civil          Services         Totals       Corporate           Totals
                          -------------  ------------   ---------------  -------------  -------------  ----------------
Revenues                   $   488,111    $  236,409       $    97,962    $   822,482       $      -       $   822,482
Income from Operations          11,087         1,849             7,345         20,281         (4,675)*          15,606
Assets                         129,794       224,126            20,008        373,928          21,398          395,326

Year Ended
December 31, 2002                              Reportable Segments
                          --------------------------------------------------------------
                                                          Management                                      Consolidated
                            Building        Civil          Services         Totals       Corporate           Totals
                          -------------  ------------   ---------------  -------------  -------------  ----------------
Revenues                   $   631,860    $  312,528       $   140,653    $ 1,085,041       $      -       $ 1,085,041
Income from Operations          14,487         6,390            11,738         32,615         (6,735) *         25,880
Assets                         130,270       223,036            27,971        381,277         21,112           402,389
Capital Expenditures             1,828         2,335               347          4,510              -             4,510

Year Ended
December 31, 2001                              Reportable Segments
                          --------------------------------------------------------------
                                                          Management                                      Consolidated
                            Building        Civil          Services         Totals       Corporate           Totals
                          -------------  ------------   ---------------  -------------  -------------  ----------------
Revenues                   $ 1,120,161    $  353,957       $    79,278    $ 1,553,396       $      -       $ 1,553,396
Income from Operations          26,596         3,918             5,016         35,530         (6,029) *         29,501
Assets                         213,463       246,326            20,559        480,348         20,893           501,241
Capital Expenditures             1,005         3,120               403          4,528              -             4,528

Year Ended
December 31, 2000                              Reportable Segments
                          --------------------------------------------------------------
                                                          Management                                      Consolidated
                            Building        Civil          Services         Totals       Corporate           Totals
                          -------------  ------------   ---------------  -------------  -------------  ----------------
Revenues                   $   740,555      $279,469         $  85,636    $ 1,105,660      $       -       $ 1,105,660
Income from Operations          22,892         5,624             4,184         32,700         (5,345) *         27,355
Assets                         209,739       215,886            14,763        440,388         47,090           487,478
Capital Expenditures               513         1,066               214          1,793              -             1,793

        “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on December 19, 2003 reflects the change from two to three business reporting segments.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PERINI CORPORATION

Dated:  December 23, 2003            By: /s/Robert Band
                                         Robert Band
                                         President & Chief Operating Officer